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                                                                   EXHIBIT 10.12

                           PURCHASE AND SALE AGREEMENT


1. PARTIES

     1.1  WIRELESS AGE COMMUNICATIONS INC. (the "Purchaser")

     1.2  PIVOTAL SELF-SERVICE TECHNOLOGIES INC. (the "Vendor")

     1.3  PRIME WIRELESS INC. (the "Corporation")


2. RECITALS

     2.1 This agreement sets out the terms and conditions by which the Purchaser agrees to purchase and the Vendor agrees to sell all of the issued and outstanding shares of the Corporation (the "shares"), all the intellectual property rights to operate the business of the Corporation, the name "Prime Wireless Inc.", the Vertex Standard Distribution Agreement, the Midland Master License including all Sub-licenses, Inventory, Accounts Receivable, Trademarks, Copyrights, and Tooling (the "Midland Assets"). The above will be collectively referred to as the "Shares and Intellectual Property Rights".


3. PURCHASE AND SALE OF SHARES AND INTELLECTUAL PROPERTY RIGHTS

     3.1 The Purchaser agrees to purchase the Shares and Intellectual Property Rights from the Vendor and to tender in full satisfaction of the purchase price, one million five hundred thousand ("1,500,000") common shares of the Purchaser (the "Payment"). The shares may be subject to regulatory restrictions.

     3.2 The Vendor agrees to sell to the Purchaser the Shares and Intellectual Property Rights and to accept the Payment in full satisfaction of the purchase price.

     3.3 Each Party agrees to cooperate with the other party and to provide access to all information reasonably requested by another party to verify the truthfulness of the representations and warranties contained herein or in any other collateral document.

     3.4 The Vendor and Purchaser agree that upon completion of the transaction, John G. Simmonds will be appointed Chairman of the Board of Directors of the Purchaser.

     3.5 The effective date of closing of the purchase and sale contemplated herein shall be March 13th, 2003 (the "Closing Date"). Upon the closing, the transfer of Shares shall be effective from and after the effective date of closing.

     3.6 The obligation of the Vendor to complete this agreement is subject only to the following; the representations and warranties of the Purchaser shall be true in all material respects now and on the Closing Date.


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4. REPRESENTATIONS AND WARRANTIES

          REPRESENTATIONS AND WARRANTIES OF THE VENDOR

     4.1 The Vendor and the Corporation represent and warrant as of the date of execution of this agreement, and as of the Closing Date, as follows:

          4.1.1 The Vendor is duly incorporated and validly subsisting under the laws of the State of Delaware.
          4.1.2 The Corporation is duly incorporated and validly subsisting under the laws of the Province of Ontario.
          4.1.3 The Vendor and the Corporation have full right, power and capacity to enter into this agreement and perform the obligations of the Vendor and the Corporation contained herein.
          4.1.4 The execution and delivery of this agreement and the consummation of the transactions contemplated herein, have been duly authorized, executed, and delivered by proper corporate action of the Vendor and the Corporation.
          4.1.5 This agreement is valid and binding as against the Vendor and the Corporation, enforceable against such parties in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other laws of general application affecting the enforcement of creditors rights or by general principles of equity.
          4.1.6 The execution, delivery, or performance of the Vendor and the Corporation of this agreement, or compliance with the terms and provisions of this agreement, or the consummation of the transactions contemplated by this agreement will not:
               a) to the best of the knowledge of the Vendor and the Corporation, without investigation, contravene any applicable law, statute, rule, regulation, order, writ, injunction, or decree of any Federal, state, provincial or local government, court or governmental department, commission, board, bureau, agency, or instrumentality;
               b) conflict or be inconsistent with, or result in any breach of any of the terms, covenants, conditions, or provisions of, or constitute a default (either immediately or without notice or the passage of time or both) under any indenture, mortgage, deed of trust, credit agreement, or instrument or any other material agreement or instrument to which any of the Vendor or the Corporation is a party or by which it may be bound or to which and of the foregoing may be subject; or
               c) violate and provisions of the charter documents or bylaws or other constituting document of any of the Vendor or the Corporation.
          4.1.7 The Vendor is the legal and beneficial owner of all of the Shares and Intellectual Property Rights free of encumbrances.


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          REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     4.2 The Purchaser represents and warrants as of the date of execution of this agreement, and as of the Closing Date, as follows:

          4.2.1 The Purchaser is duly incorporated and validly subsisting under the laws of the state of Nevada.
          4.2.2 The Purchaser has full right, power and capacity to enter into this agreement and perform the obligations of the Purchaser contained herein.
          4.2.3 The execution and delivery of this agreement and the consummation of the transactions contemplated herein, have been duly authorized, executed, and delivered by proper corporate action of the Purchaser.
          4.2.4 This agreement is valid and binding as against the Purchaser, enforceable against such parties in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other laws of general application affecting the enforcement of creditors rights or by general principles of equity.
          4.2.5 All consents, approvals, qualifications, orders and authorizations of, or filings with all local, state, provincial, and federal governmental authorities required on the part of the Purchaser in connection with the Purchaser's valid execution, delivery or performance of this agreement, the offer, sale, issuance or delivery of common shares of the Purchaser, or the performance by the Purchaser of its obligations in respect thereof have been obtained and all required filings have been made or will continue to be made on a timely basis.

5. GENERAL

     5.1 This Agreement is binding on the parties, and together with the documents contemplated herein constitutes the whole and complete statement of agreement between the parties as to the subject matter hereof.

     5.2 Each of the parties hereto agrees to do such further acts and execute such further documents as may be necessary or appropriate to give effect to the terms of this Agreement both before and after the closing.

     5.3 The parties attorn to the non-exclusive jurisdiction of the courts of the Province of Ontario. The laws of the Province of Ontario shall govern the validity and interpretation of this agreement.

     5.4 Each of the parties hereto individually represents and warrants that it has the right, power, and capacity to enter into and perform is obligations as set out herein.


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     5.5  Notices shall be sent by registered mail to the following addresses:

                           For the Vendor:
                           PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
                           13980 Jane St.
                           King City, On. L7B 1A3

                           For the Purchaser:
                           WIRELESS AGE COMMUNICATIONS INC.
                           1408 Broad St.
                           Regina, Sk. S4R 1Y9

     5.6 This agreement is not assignable by the Vendor or the Purchaser, without written permission of the other.

     5.7 The parties confirm that there have been no brokers or finders in connection with the transactions contemplated herein, and each party agrees to indemnify the other against and brokers' or finders' fees or commissions or other compensation sought by persons purporting to have acted as agent or finder for such party in connection with the transactions contemplated herein.

     5.8 Each party is responsible for his or her or its own expenses, including professional fees and disbursements and applicable taxes, in connection with the negotiation, drafting, execution and delivery of this agreement, and the conduct of any due diligence sought to be conducted by such party, except as otherwise expressly provide to the contrary.






                             SIGNATURE PAGE FOLLOWS


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                      IN WITNESS WHEREOF the parties have caused this agreement
              to be executed as of the day and year first above written.


                      PIVOTAL SELF-SERVICE TECHNOLOGIES, INC.


                      -----------------------------------------
                      John G. Simmonds, Chief Executive Officer


                      Witness to John G. Simmonds' signature:

                      -----------------------------------------
                      Print Name

                      -----------------------------------------
                      Signature



                      WIRELESS AGE COMMUNICATIONS INC.


                      -----------------------------------------
                      Dallas Robinson, Chief Executive Officer


                      Witness to Dallas Robinson's signature:

                      -----------------------------------------
                      Print Name

                      -----------------------------------------
                      Signature


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